                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Audio Communications Network, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                         AUDIO
                         ----------------------------
                         COMMUNICATIONS NETWORK, INC.

                            Orlando, Florida 32801

                         NOTICE OF AND PROXY STATEMENT
                              FOR ANNUAL MEETING
                          OF SHAREHOLDERS TO BE HELD
                                 MAY 30, 1996



                                                                  April 19, 1996
TO OUR SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:30 AM (EDT), Thursday, May 30, 1996. A formal notice setting forth the business to come before the meeting and a proxy statement are attached.

     In order that your shares may be represented, please sign and return the enclosed proxy form. If you do attend the meeting, you may withdraw your proxy and vote in person, if you wish.

     Shareholders of record at the close of business on April 3, 1996, will be entitled to vote at the meeting. A copy of the Annual Report for 1995 has been mailed to each shareholder of the Company.

/s/ A. J. Schell

A. J. Schell
Chairman and Chief Executive Officer

                      AUDIO COMMUNICATIONS NETWORK, INC.
                            Orlando, Florida  32801

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 30, 1996


TO THE SHAREHOLDERS OF
AUDIO COMMUNICATIONS NETWORK, INC.:

     The Annual Meeting of Shareholders of Audio Communications Network, Inc. will be held on Thursday May 30, 1996, at 10:30 AM (EDT) at the Radisson Plaza Hotel, 60 South Ivanhoe Boulevard, Orlando, Florida 32804.

     The meeting will be held for the following purposes:

     1. To elect eight (8) Directors of the Company for the ensuing year and until their successors have been elected and qualified.

     2.   Approval of new Incentive Stock Option Plan.

     3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     The Shareholders of record at the close of business on April 3, 1996, will be entitled to vote at the Annual Meeting.

     It is hoped that you will be able to attend the meeting, but in any event, we will appreciate it if you will date, sign and return the proxy in the enclosed envelope as promptly as possible. If you are able to be present at the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors


/s/ Doris K. Krummenacker

Doris K. Krummenacker

Secretary

Dated:  April 19, 1996

                       AUDIO COMMUNICATIONS NETWORK, INC.
                         1000 Legion Place, Suite 1515
                            Orlando, Florida  32801

              PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD THURSDAY, MAY 30, 1996

     This proxy statement and the enclosed form of proxy are being sent to shareholders of Audio Communications Network, Inc. on or about April 19, 1996, in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of the Company. The meeting will be held on Thursday, May 30, 1996, at 10:30 AM (EDT) at the Radisson Plaza Hotel, 60 South Ivanhoe Boulevard, Orlando, Florida 32804.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written revocation received by the Company before such proxy is exercised. The shares represented by the proxy will be voted unless the proxy is mutilated or otherwise received in such form or at such time as to render it not votable.

     The record of shareholders entitled to vote will be taken at the close of business on April 3, 1996. On that date, the Company had outstanding and entitled to vote 2,243,821 shares of common stock, $.25 par value. Each share of common stock entitled the holder to one vote. Shareholders representing a majority of the outstanding common stock must be present to constitute a quorum at the Annual Meeting.

                             ELECTION OF DIRECTORS

     The bylaws of the Company provide for eight (8) Directors and at this meeting a full board of eight (8) will be elected by plurality vote for one year and until the election and qualification of their successors. Each nominee is at present available for election. If any nominee should become unavailable, which is not now anticipated, the persons voting the accompanying proxy may, in their discretion, vote for a substitute. Information concerning the nominees is set forth as follows. The information with respect to ownership of shares of Audio Communications Network, Inc. is as of February 29, 1996.

            MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

                DIRECTORS NOMINATED FOR ELECTION AT THE MEETING

                                                                                      Shares of
                                                                                    Company Common
                                                                        Year         Stock Owned
                       Term                                             First      Beneficially as of
   Name                Will            Principal Occupation             Became     February 29, 1996
   (Age)              Expire             or Employment                 Director    (Percent of Class)
   -----              ------           --------------------            --------    ------------------
A. J. Schell           1997  Chairman of the Board, President &         1987          597,986 (1)
(60)                         Chief Executive Officer of                                  (26.7%)
                             the Company for more than the past
                             five years. President and Owner of
                             American Music Network, Inc.,
                             Fresno, California, 1976 to March 1994.

Doris K.               1997  Vice President, Secretary/Treasurer        1990           18,607 (2)
Krummenacker                 of the Company for more than the                             (0.8%)
(69)                         past five years.

Ralph L. Weber         1997  Consultant to the Company,                 1956           57,650
(82)                         June 1990 to 1994;  formerly                                 (2.6%)
                             Chairman of the Board and Chief
                             Executive Officer.

Nat M. Turnbull        1997  Vice President & Secretary of the          1959           26,139
(82)                         Company, 1969 to June 1990.                                  (1.2%)
                             Senior member of the law firm of
                             Turnbull, Abner & Daniels, Winter
                             Park, Florida. A practicing attorney
                             since 1948.

Ben B. Moss            1997  President, Florida Brace Corp.,            1965           20,569
(74)                         Winter Park, Florida since 1964.                             (0.9%)
                             This company is engaged in the
                             business of manufacture and
                             distribution of orthopedic appliances.

(1)  Includes exercisable options for 25,000 shares.
(2)  Includes exercisable options for 6,500 shares.

                                                                                      Shares of
                                                                                    Company Common
                                                                        Year         Stock Owned
                       Term                                             First      Beneficially as of
   Name                Will            Principal Occupation             Became     February 29, 1996
   (Age)              Expire             or Employment                 Director    (Percent of Class)
   -----              ------           --------------------            --------    ------------------
C. Lee Maynard         1997  Formerly Chairman of the Board &           1985              30,900
(54)                         Chief Executive Officer, Enterprise                          (1.4%)
                             National Bank of Tampa, 1987 to
                             1992. Real Estate Investor from 1992
                             to present.
Patrick J.             1997  Certified Public Accountant since          1988              11,297
Dougherty                    1970;  President of Patrick J.                               (0.5%)
(52)                         Dougherty, CPA, PA, since 1982.

Robert Dyer            1997  Partner in the Orlando law firm of         1990              33,701
(63)                         Allen, Dyer, Doppelt, Franjola &                             (1.5%)
                             Milbrath since November 1980;
                             specializes in retail securities law.
                             Practicing attorney since 1961.

  The current Executive Officers are A. J. Schell (Chairman of the Board, President and Chief Executive Officer) and Doris K. Krummenacker (Vice President, Secretary and Treasurer), as to whom information is presented above in the list of nominees for election as Directors, and Mary Flemmings (age 40) who serves as Vice President/Administration. She has been employed by the Company in various capacities since 1987. She became a Vice President in January 1990.

                             PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of February 29, 1996, information with respect to common stock ownership of each person known by the Company to own beneficially more than 5% of the shares of the Company's common stock, and all Executive Officers and Directors as a group:

     Name & Address of                      Number of Shares          Percentage of Common
     Beneficial Owner                      Beneficially Owned          Stock Outstanding
     -----------------                     ------------------         --------------------
A. J. Schell                                    597,986 (1)                  26.7%
1000 Legion Place, Suite 1515
Orlando, FL 32801

B. Waring Partridge III                         160,000 (2)                   7.1%
900 Holland Rd.
Far Hills, NJ 07931-2637

William D. Balthrope                            160,000 (2)                   7.1%
4242 N. Pan American Expwy.
San Antonio, TX 78219

Fred C. Edwards                                 175,600 (2)                   7.8%
748 Banana Lake Road
Lake Mary, FL 32746

A.E.I. Music Network, Inc.                      134,175 (2)                   6.0%
900 E. Pine Street
Seattle, WA 98122

All Directors and Executive Officers            796,949 (3)                  35.5%
as a group (9 persons)

(1)  Includes exercisable options for 25,000 shares.

(2) Based on information provided in Schedules 13D filed with the Company pursuant to the rules of the Securities and Exchange Commission.

(3)  Includes exercisable options for 36,500 shares.

                           SUMMARY COMPENSATION TABLE

  The table below sets forth certain summary compensation information as to the Company's Chief Executive Officer for the years shown. No other executive earned as much as $100,000 in annual compensation for any such year.

                                      Annual Compensation
- ---------------------------------------------------------
Name and                                                                 All Other
Principal Position           Year  Salary ($)    Bonus ($)(1)         Compensation ($)(2)
- -------------------------------------------------------------         -------------------
  A. J. Schell               1995   232,650          50,000                23,607
  Chairman, President &      1994   207,199          25,000                20,528
  Chief Executive Officer    1993   206,473               -                17,947

(1)  Bonus amounts are shown in the year for which they were awarded.
(2) Represents amounts contributed by the Company for Mr. Schell's account in the Company's target benefit pension plan.

                            AGGREGATE OPTIONS TABLE

  The following table sets forth information concerning unexercised options held by the Company's Chief Executive Officer at December 31, 1995. He exercised no options in 1995. The options were granted under the Company's prior Incentive Stock Option Plan.

                   Number of Securities                Value of Unexercised
                   Underlying Unexercised Options      In-the-Money Options
                   At Fiscal Year End (#)              At Fiscal Year End ($)
- ---------------------------------------------------------------------------------
       Name       Exercisable (1)  Unexercisable  Exercisable (2)  Unexercisable
- ---------------------------------------------------------------------------------
   A. J. Schell  25,000 shares         None           $15,625           None

(1) The options have a weighted exercise price per share of $1.50, with an expiration date of December 18, 1996.
(2) Based on the difference between the exercise price and the fair market value of the common stock on December 31, 1995.

                          ARRANGEMENTS WITH DIRECTORS

        Directors are compensated with cash or stock at the rate of $300.00 per meeting attended. Seven Directors received stock in lieu of cash for the year at the fair market value of the stock on the date of the meetings. Prices ranged from $1.125 to $2.125 per share. One Director received $300.00 per meeting for each meeting he attended.

        In addition, the Company pays fees for legal services to the law firm of Turnbull, Abner & Daniels, of which Nat M. Turnbull is a partner, and pays fees for tax advice to Patrick J. Dougherty, CPA, PA, of which Patrick J. Dougherty is a principal.

                          INCENTIVE STOCK OPTION PLAN

        The Board of Directors approved, on February 28, 1996, a new Incentive Stock Option Plan (the "Plan"). The Plan is intended to replace the Company's prior Incentive Stock Option Plan, under which no further Incentive Stock Options may be granted. The Plan (in the form attached as Exhibit A to this proxy statement) is presented for approval by the shareholders at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the meeting will be required for approval of the Plan. Please refer to Exhibit A for the full text of the Plan.

        The objectives of the Plan are to motivate key employees and officers of the Company and its subsidiaries to continue and to accelerate their efforts to improve the success and growth of the Company. The class of currently eligible employees now consists of approximately 82 persons.

        The Plan covers 400,000 shares of common stock, subject to possible adjustment for stock dividends, stock splits and/or other changes in the Company's capitalization and corporate structure. The common stock subject to the Plan may be authorized but unissued shares, treasury shares, or shares otherwise acquired by the Company.

        Directors who are not also Officers or employees of the Company or its subsidiaries are not eligible to participate in the Plan.

        The Board of Directors of the Company may amend or terminate the Plan at any time, however, certain amendments may not be adopted without the approval of the shareholders including any amendment that would increase the total number of shares issuable under the Plan.

        The Plan will be administered by a Committee of disinterested Directors, currently the Company's Compensation Committee, for as long as may be required to exempt grants from Section 16(b) of the Securities Exchange Act of 1934. With respect to Incentive Stock Options, the aggregate fair market value (based on the grant date) of common stock as to options of an individual first becoming exercisable in any calendar year shall not exceed $100,000. The option price per share shall be at least equal to the fair market value of the common stock on the date the option is granted. For any optionee owning more than 10% of the outstanding common stock, the option price per share of an Incentive Stock Option must be 110% of the fair market value of the common stock on the date the option is granted, and the option may not be exercisable for longer than five years after the grant date. As of March 14, 1996, the market value of the common stock (based on quotations from the NASD OTC Bulletin Board) was $2.125 per share.

        Options may only be exercised when the optionee is an Officer or employee of the Company or within three or twelve months of the date of termination depending on the reason for termination, and the term of an option may not exceed ten years. The exercise price for option shares will be payable in cash.

        Options issuable under the Plan are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986 as amended. Generally, upon the exercise of an Incentive Stock Option, the optionee will recognize no income for federal income tax purposes. The difference between the exercise price of the Incentive Stock Option and the fair market value of the shares subject to the option at the time of exercise is an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an Incentive Stock Option (assuming that the sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain.

        The Company will not be entitled to a tax deduction upon the grant or exercise of an Incentive Stock Option or upon the sale of any share acquired pursuant to such an exercise except that a deduction may be available to the Company if the employee sells the shares so acquired within two years of the date the
8
option was granted or one year of the date of exercise.

No options will be granted under the Plan until shareholder approval of the Plan. Benefits which may be received by eligible employees if the Plan is approved (or which would have been received if the Plan had been in effect in the last fiscal year) are not determinable.

              MANAGEMENT RECOMMENDS THAT YOU VOTE "FOR" THE PLAN.

               1993 EMPLOYEE STOCK PURCHASE AND STOCK BONUS PLAN

In February 1993, the Board adopted an Employee Stock Purchase and Stock Bonus Plan. The Plan permits the purchase of up to 200,000 shares of common stock from the Company by employees of the Company (other than officers and directors) and subsidiaries from time to time at fair market value. The Plan also permits up to 300,000 shares of common stock of the Company to be issued to key employees of the Company and subsidiaries, including officers, at fair market value, in lieu of cash bonuses, in whole or in part. The term of the Plan is for ten years. The Plan may be amended or terminated by the Board of Directors at any time.

                             CERTAIN TRANSACTIONS

As previously reported, pursuant to the Company's plan to build long-term shareholder value through acquisitions and expansion of its subscriber base, the Company acquired on March 4, 1994, all the outstanding stock of American Music Network, Inc. ("AMN"), previously owned by Mr. Schell since 1976, in exchange for 528,474 newly issued shares of the Company's common stock. The transaction was unanimously approved by all of the Company's disinterested Directors in accordance with Florida law. In addition, the Board of Directors received an opinion from an independent financial advisor that the consideration received by the Company was fair to the Company's shareholders from a financial point of view. The valuation of AMN in the transaction was based on a multiple of its recurring monthly revenues (which were approximately $82,000), less AMN's liabilities, in accordance with standard industry practices. The Company common stock component of the exchange ratio was fixed at $2.75 per share, which was substantially above the market value. If market value had been used, Mr. Schell would have received a substantially larger number of shares. Upon consummation of the transaction, the Company's lending bank released Mr. Schell as a guarantor of approximately $1,200,000 in AMN bank debt. Mr. Schell now owns 572,986 shares, or 25.5%, of the Company's outstanding common stock, in addition to exercisable options for 25,000 shares. Mr. Schell has waived any right to assert that the transaction constituted a change of control of the Company under his revised employment agreement (described below), but has not waived any rights with respect to future changes of control under the employment agreement.

                             EMPLOYMENT AGREEMENT

Believing that the continued services and contribution of certain key executives are in the best interest of the Company's stockholders and are essential to the Company's well-being, the Company has entered into an employment agreement with Mr. A. J. Schell.

The agreement is for a term of five years (revised in September 1993 and extended until May 31, 1998) and provides for the terms and conditions of his employment. It also provides that in the event of his termination following a change in working control in management of the Company, Mr. Schell will receive a sum of money in cash equal to three (3) times his then annual compensation. Additionally, Mr. Schell shall have the right to exercise immediately any issued, but unexercised, employee stock option.

                  BOARD OF DIRECTORS AND STANDING COMMITTEES

        If elected, the eight (8) persons named as Director nominees in the foregoing table will constitute the Board of Directors of the Company. Normally regular meetings of the Board are held six times per year. During 1995, the Board held a total of six (6) meetings.

        The Board of Directors presently maintains three standing committees: an Audit Committee, Compensation Committee and Nominating Committee, which are described below. Members of these committees are elected annually at the regular Board meeting following the annual shareholder's meeting.

                                AUDIT COMMITTEE

        The Audit Committee is presently comprised of Messrs. Schell, Maynard, Dougherty and Ms. Krummenacker. The Audit Committee meets once each year. The meeting is scheduled to coincide with the completion of the annual audit by the Company's independent auditors. The principal responsibilities of and functions generally performed by the Audit Committee are as follows: (1) recommendation of the Accounting firm to be employed by the Company as its independent auditors;
(2) consultation with the Company's independent auditors with regard to the audit plan; (3) review of the Company's financial statements with the independent auditors prior to publication; (4) determination that no restrictions are placed by management on the scope of implementation of the independent auditor's examination of the Company; and (5) consultation with the independent auditors with respect to the adequacy of internal accounting controls.

                            COMPENSATION COMMITTEE

        The Compensation Committee is presently comprised of Messrs. Dyer and Moss. The Compensation Committee holds one regular meeting annually and any additionally called meetings as required for the purpose of reviewing and determining the compensation of all Officers and Directors and to approve the salary philosophy for all other employees. The Compensation Committee held two
(2) meetings in 1995.

                             NOMINATING COMMITTEE

        The Nominating Committee is presently comprised of Messrs. Schell, Maynard, Turnbull, and Weber. The Nominating Committee meets once each year, at least thirty days prior to the Company's annual meeting of shareholders for the purpose of nominating and recommending the selection of Directors to comprise the Company's Board of Directors for the ensuing year.

        The Nominating Committee will consider qualified nominees for election at the 1997 Annual Meeting. Recommendations should be sent to the Nominating Committee, c/o Corporate Secretary, Audio Communications Network, Inc., 1000 Legion Place, Suite 1515, Orlando, Florida 32801, no later than February 14, 1997.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The accounting firm of Deloitte & Touche, Certified Public Accountants, Orlando, Florida office have served as Independent Public Accountants for the Corporation continuously since 1962.

        Audit services performed by Deloitte & Touche for the year ended December 31, 1995, consisted of the examination of the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1995, and preparation of various reports based thereon and services related to filings with the Securities and Exchange Commission. Non-audit services were consultations on various regulatory matters. Each professional service was approved either in advance or was subsequently approved and the possible effect on the auditor's independence was considered by the Board of Directors.

        A representative of Deloitte & Touche will be present at the annual meeting of shareholders and will be given an opportunity to make a statement and will be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

        If any other matters, not described herein, properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

        The election of Directors requires a plurality of votes cast at the meeting. In general, action to approve any other matter would require a majority of the votes cast on the matter. An abstention as to any matter does not constitute a vote "for" or "against" and will be disregarded. With respect to approval of the Incentive Stock Option Plan, however, which requires a majority vote of all shares represented at the meeting, an abstention will have the same effect as a negative vote. "Broker non-votes" (i.e., where a broker or nominee submits a proxy specifically indicating lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

        Regulations of the Securities and Exchange Commission require proxy statements to disclose the date by which shareholders' proposals must be received by the Company in order to be included in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting. A written copy of any such proposal must be received at the principal executive offices of the Company no later than December 20, 1996. To insure prompt receipt by the Company, proposals should be sent certified mail, return receipt requested. Proposals must comply with the proxy rules relating to shareholders' proposals in order to be included in the Company's proxy materials.

                           EXPENSES OF SOLICITATION

        The cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail proxies may also be solicited personally, or by telephone, or telegram, by Officers and employees of the Company without any additional compensation to them. The Company does not currently expect to pay any compensation for the solicitation of proxies but may reimburse brokers or other persons holding stock in their names or in the names of nominees for their expenses for sending proxy materials to principals and obtaining their proxies. If the Company does retain a proxy solicitation firm it will do so at customary costs.

        PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB CONTAINING PRESCRIBED INFORMATION. THE COMPANY HAS FILED THE REPORT AND WILL FURNISH COPIES OF THE REPORT TO SHAREHOLDERS, WITHOUT CHARGE, EXCEPT FOR EXHIBITS, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT 1000 LEGION PLACE, SUITE 1515, ORLANDO, FLORIDA 32801.

        SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                         EXHIBIT A TO PROXY STATEMENT

                          INCENTIVE STOCK OPTION PLAN
                                      OF
                      AUDIO COMMUNICATIONS NETWORK, INC.


1.      Purpose of the Plan

        The Incentive Stock Option Plan (hereinafter referred to as the "Plan") of Audio Communications Network, Inc. (hereinafter referred to as the "Company") is intended to advance the best interests of the Company by providing key employees who have substantial responsibility for corporate management and growth with additional incentive through the grant of options to purchase shares of Common Stock of the Company, thereby increasing the personal stake of such key employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

        It is intended that options granted under this Plan shall constitute Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

2.      Administration

        A committee of the Board of Directors of the Company (referred to hereinafter as the "Committee") shall supervise and administer the Plan. The Committee shall consist of two or more Directors who are "disinterested persons" within the meaning of Rule 16b-3 (referred hereinafter as "Rule 16b-3") as in effect under the Securities Exchange Act of 1934 (the "Exchange Act"), for so long as may be required to exempt the issuance of securities under the Plan (and further actions in such securities) from Section 16(b) of the Exchange Act. The Committee shall have authority, subject to the terms of the Plan, to determine
(i) the persons eligible for options and those to whom options shall be granted,
(ii) the number of shares to be covered by each option, (iii) the time or times at which options shall be granted, and (iv) the terms and provisions of the instruments by which options shall be evidenced. The Committee shall, in its sole discretion, have full power to construe and interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all determinations and to take all actions necessary or advisable for the Plan's administration. Any such determinations made by the Committee shall be final and binding upon all persons. The Board of Directors of the Company and the Committee shall take all action necessary to cause the Plan to be administered in accordance with the provisions of Rule 16b-3 or any successor provision to the extent necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

3.      Eligible Participants

        Key employees, including Officers of the Company and its subsidiaries (as the term is used in Section 422 of the Internal Revenue Code of 1986, as amended), shall be eligible to participate in the Plan. Directors who are not employees or Officers of the Company or its subsidiaries shall not be eligible to participate in the Plan.

4.      Other Compensation Programs

        The adoption of the Plan contemplates the continuation of any existing incentive compensation plan of the Company as a compensation program and in no way limits or is limited by the operation, administration or amendment of any such plan.

The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company in such other forms and amounts as it may determine from time to time.

5.    Limitation on Options

The aggregate number of shares of Common Stock ($.25 par value per share) of the Company which may be issued upon exercise of Incentive Stock Options may not exceed 400,000 shares.

The aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options granted hereunder are exercisable for the first time by any individual during any calendar year (under this Plan and all other plans of the Company and its subsidiaries) shall not exceed $100,000 or such other limitations imposed by
Section 422 of the Internal Revenue Code of 1986, as the same may be amended from time to time.

6.    Terms and Conditions of Options

Subject to the following provisions, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

(a) OPTION PRICE. The option price per share shall be at least the fair market value (as determined by the Committee) of the Common Stock on the date the Incentive Stock Option is granted.

(b) TERM OF OPTION. The term of an Incentive Stock Option shall not exceed ten years from the date of the grant.

(c) PAYMENT. Payment for shares as to which an Incentive Stock Option is exercised shall be made in cash in such a manner and at such time or times as shall be provided by the Committee at the time of the grant.

(d) EXERCISE OF OPTION. Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that the absence of any Committee specification to the contrary, and subject to paragraphs (f) and (g) below, 100% of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on the second anniversary of the date of grant of the Incentive Stock Option.

     In the event of a change of beneficial ownership of 50% or more of the voting stock of the Company, or of a merger or acquisition in which the Company is not a surviving entity, all of the shares subject to the Incentive Stock Option shall immediately become earned and the Incentive Stock Option shall become exercisable with respect to such shares.

     In no event, however, and notwithstanding paragraphs (f) and (g) below, may an Incentive Stock Option be exercised after the expiration of ten years from the date of grant.

(e) NONTRANSFERABILITY OF OPTIONS. Incentive Stock Options shall not be transferable except that upon the death of the holder, the holder's Incentive Stock Options may be exercised by the executor or administrator of the holder's estate, or by a person who acquired the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the holder.

(f) TERMINATION OF EMPLOYMENT. A holder's Incentive Stock Option privileges shall expire three months after the termination of the holder's employment for any reason other than death or disability (as determined by the Committee) and shall be limited to the shares which could have been purchased by the holder at the date of termination of employment.

(g) TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Upon the termination of a holder's employment by reason of disability, the holder's Incentive Stock Option privileges shall expire unless exercised 12 months after the date of such termination and shall be limited to the shares which could have been purchased by the holder at the date of such termination, except that the Committee in its discretion may waive any requirements pursuant to paragraph (d) above that the right to purchase shares subject to the Incentive Stock Option be earned.

(h) DEATH. The Incentive Stock Option privileges of a holder whose employment is terminated by reason of death or whose death occurs following termination by reason of disability (under a retirement program of the Company or one of its subsidiaries or otherwise as determined by the Committee) shall be limited to the shares which could have been purchased by the holder at the time of the holder's death, except that the Committee in its discretion may waive any requirements pursuant to paragraph (d) above that the right to purchase shares subject to the Incentive Stock Option be earned. Such Incentive Stock Option privileges shall expire within three months after the date of the holder's termination due to death or within 12 months after the date of the holder's termination due to disability, whichever time period is applicable. Notwithstanding the foregoing, the expiration period shall be that period provided for in Section 422 of the Internal Revenue Code of 1986, if longer.

(i) SPECIAL RULE FOR 10% SHAREHOLDERS. If at any time an Incentive Stock Option is granted, the grantee owns stock possessing more than 10% of the total combined voting power of all classes of stock in the Company or any of its subsidiaries, then the terms of the Incentive Stock Option shall specify that the option price shall be at least 110% of the fair market value of the Common Stock subject to the option on the date the Incentive Stock Option is granted and such option shall not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

7.   Additional Provisions

(a) GENERAL RESTRICTIONS. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

(b) AMENDMENTS FOR CHANGES IN CAPITALIZATION. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make such adjustments as the Committee in its discretion may deem appropriate in the number and kind of shares authorized by the Plan, in the number, option price or kind of shares covered by the awards and in any outstanding awards under the Plan or to any individual under the Plan in order to prevent substantial dilution or enlargement thereof.

(c) AMENDMENTS. The Board of Directors (the "Board") may discontinue the Plan at any time, and it may amend it from time to time, but no amendment, without approval by stockholders, may (i) increase the total number of shares which may be issued under the Plan or to any individual under the Plan, (ii) reduce the option price for shares which may be purchased pursuant to the Plan, (iii) authorize the distribution of cash awards the amount of which is determined by reference to the value of shares of Common Stock, (iv) extend the period during which awards may be granted, or (v) change the class of employees to whom awards may be granted, except as provided in paragraph 7(b) hereof. Other than as expressly permitted under the Plan, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the consent of the holder.

(d) CANCELLATION OF AWARDS. Any award granted under the Plan may be cancelled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof.

(e) SHARES SUBJECT TO THE PLAN. Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares, from shares issued and held in the treasury of the Company or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Board.

(f) RIGHTS OF A SHAREHOLDER. Holders of awards under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

(g) WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

(h) NON-ASSIGNABILITY. Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the lifetime of the holder, awards under the Plan shall be exercisable only by such holder or, during the period the holder is under a legal disability, by the guardian or legal representative of such holder.

(i) NON-UNIFORM DETERMINATIONS. Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards, the form, amount and timing of such awards, and the terms and provisions of such awards and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

(j) NO GUARANTEE OF EMPLOYMENT. The grant of an award under the Plan shall not constitute an assurance of continued employment for any period.

(k) ACCELERATION EVENT. Notwithstanding anything herein to the contrary, if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Incentive Stock Options shall become fully exercisable and all restrictions shall expire as of the date the Committee so determines.

For the purpose of this paragraph, an Acceleration Event includes any of the following:

(i) Acquisition by an unrelated party of a majority voting interest in the Company;

(ii) Acquisition by an unrelated party of a portion of the voting securities of the Company which is sufficient to cause such unrelated party to be deemed "in control of" the Company within the meaning of the Securities Act of 1933; or

(iii) Sale of more than 50% of the assets of the Company (as measured by either book value or current fair market value) to an unrelated party.

      As used above, "unrelated party" means any person, corporation, association, partnership, trust, joint venture, or other entity except (i) 100% of whose voting securities are owned by the Company as beneficial owner or (ii) which has been established by the Company as the vehicle for a reincorporation, acquisition, or similar transaction not substantially affecting the Company's existing businesses. "Sale" of assets shall mean the transfer of operating control together with at least the majority of the beneficial interest in any future income and appreciation on such assets whether or not title to such assets passes from the Company. Any measurement of the value of assets sold shall be made or approved by the Company's independent accountants.

(l) GOVERNING LAW. The validity, construction and effect of the Plan, of grant agreements entered into pursuant to the Plan, and of any rules, regulations, determinations, or decisions made by the Board or Committee relating to the Plan or such grant agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Florida, without regard to its conflict of law rules and principles.

(m) EFFECTIVE DATE; DURATION. The Plan shall become effective as of February 28, 1996, subject to approval by stockholders at the Company's 1996 Annual Meeting of Stockholders. No award may be granted under the Plan after February 27, 2006, but awards theretofore granted may extend beyond such date.

AUDIO                                           PROXY
- ----------------------------         THIS PROXY IS SOLICITED ON BEHALF OF THE
COMMUNICATIONS NETWORK, INC.         BOARD OF DIRECTORS FOR THE ANNUAL MEETING
                                     OF SHAREHOLDERS -- MAY 30, 1996.


1000 Legion Place
Suite 1515
Orlando, FL 32801    The undersigned shareholder of AUDIO COMMUNICATIONS
                     NETWORK, INC. (the "Company"), does hereby constitute and appoint RALPH L. WEBER and NAT M. TURNBULL and each of them, with full power of substitution and revocation, the true and lawful attorneys and proxies of the undersigned, to represent and vote all shares of the common stock of the Company owned by or of record in the name of the undersigned, at the Annual Meeting of its shareholders, at the Radisson Plaza Hotel, 60 South Ivanhoe Boulevard,
                     Orlando, Florida 32804, at 10:30 AM (EDT), on May 30, 1996, and at any and all adjournments thereof, in the manner specified below. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment thereof.


1.  ELECTION OF DIRECTORS:  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL
                            NOMINEES.

    A. J. Schell, D. K. Krummenacker, R. L. Weber, N. M. Tumbull, B. B. Moss,
    C. L. Maynard, P. J. Dougherty, R. Dyer

[_] FOR ALL NOMINEES    [_] WITHHOLD AUTHORITY  [_] WITHHOLD AUTHORITY TO
                            to vote for all         VOTE FOR THE FOLLOWING
                            nominees

        ________________________________________________________________________
        (To withhold authority to vote, write the individual's name in the space provided.)


2.  APPROVAL OF INCENTIVE STOCK OPTION PLAN:  THE BOARD OF DIRECTORS RECOMMENDS
                                              A VOTE FOR THIS PROPOSAL.

[_] FOR                 [_] AGAINST             [_] ABSTAIN


                                                          (Continued on reverse)

================================================================================


AUDIO COMMUNICATIONS
NETWORK, INC.

PROXY Should any other matter requiring a vote of the shareholders arise, the attorneys and proxies named on reverse side hereof are authorized to vote the same in their discretion.

                        THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF THE WITHIN NOMINEES AS DIRECTORS AND "FOR" APPROVAL OF THE INCENTIVE STOCK OPTION PLAN. IF A NOMINEE IS UNABLE TO SERVE, THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE.

                        DATED: __________________________________, 1996

                        _________________________________________(SEAL)

                        _________________________________________(SEAL)


                        (Please sign exactly as name or names appear on notice of meeting addressed to you. Executors, administrators, trustees or other representatives should so indicate when signing.)